COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

a) Operating lease commitments

The Company has operating lease agreements principally for its office properties in the PRC and the United States. Rental expenses were $8.2 million, $9.7 million and $10.5 million for the years ended December 31, 2010, 2011 and 2012, respectively.

Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2012 are as follows:

Year Ending December 31,	Minimum Lease Payment
2013	$9,116
2014	8,623
2015	7,339
2016	7,247
2017 and thereafter	17,689

b) Contingencies

The Company is subject to claims and legal proceedings that arise in the ordinary course of its business operations. Each of these matters is subject to uncertainties, and it is possible that as these matters arise some may be decided unfavorably for the Company. Currently, the Company does not have any claims or legal proceedings that are expected to have a significant impact on its business or operations.

The Company issues indemnifications for intellectual property compliance and warranties on the manufacture of APIs in certain instances in the ordinary course of business with its customers. Historically, the Company has incurred no costs to settle claims related to these indemnifications and warranties.

c) Capital commitments

As of December 31, 2012, the Company had capital commitments of $4.9 million relating to new construction projects and laboratory facility improvements in the PRC, and of $4.0 million related to the payment for residential apartments. All of these commitments are expected to be incurred within one year. As of December 31, 2012, the Company also has a capital contribution commitment of $17.5 million related to the investment in SCL, of which $5.75 million and $11.75 million will be due in 2014 and 2016, respectively.